UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): February 20, 2025

TWO HANDS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-56065	33-4429767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

141 Piping Rock Road Locust Valley, New York	11560
(Address of Principal Executive Offices)	(Zip Code)

(516) 384-2577

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

On February 20, 2025, Two Hands Corporation (the “Company”) accepted the resignation from Andrew Kucharchuk as the Company’s Chief Financial Officer and member of the Board of Directors. Effective on the same date to fill the vacancies created by Mr. Kucharchuk’s resignations, the Board of Directors appointed Matthew Stark as the Company’s Chief Financial Officer and a member of the Board of Directors. Mr. Kucharchuk’s resignations were not the result of any disagreement with Company on any matter relating to Company’s operations, policies or practices. The Board now consists of Emil Assentato, Craig Marshak and Matthew Stark, and Mr. Stark will chair the Company’s audit committee.

The following biographical information is provided:

Matthew Stark, Chief Financial Officer and Member of the Board of Directors

Matthew Stark brings 15 years’ experience of accounting and financial reporting within the financial services industry, including foreign exchange trading, FINRA-regulated broker-dealer services, and cross-border payment services.  Mr. Stark was employed with FXDD for 12 years, having an instrumental role in all corporate accounting operations, with a heavy focus on the external audits and regulatory requirements of FXDD and their global subsidiaries.  Mr. Stark joined Nukkleus, Inc. in 2022 and currently serves as their Corporate Controller.

After receiving his Bachelor's degree in Business Administration in 2010, Mr. Stark graduated from Pace University in 2015 with his Master’s degree in Accounting.

Mr. Stark will be compensated in the amount of $5,000 per month.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document
17.1	Letter of Resignation of Andrew Kucharchuk, dated February 20, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO HANDS CORPORATION

Dated: April 7, 2025	By:	/s/ Emil Assentato
Emil Assentato
Chief Executive Officer

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